                                                                   EXHIBIT 10.57

   THIRD ADDENDUM TO THE STIPULATION OF SETTLEMENT BY AND AMONG THE CLASS, THE
                           ESTATE PARTIES, THE GRAHAM
             DEFENDANTS, THE COLE FAMILY, AND THE TAYLOR DEFENDANTS

     WHEREAS, certain class action lawsuits originally filed in Texas and Illinois relating to Reliance Acceptance Group, Inc. were transferred to the United States District Court for the District of Delaware and are now pending before the Delaware District Court under the caption In re Reliance Securities Litigation, MDL Docket No. 1304, Civil Action No. 99-858-RRM;

     WHEREAS, the Settling Parties have executed the Stipulation of Settlement, dated as of October 10, 2001 (the "Estate-D&O Settlement Stipulation"), that has been entered into by the Lead Plaintiffs (on behalf of themselves and all Class Members), the Estate Parties, the Graham Defendants, the Cole Family, and the Taylor Defendants;

     WHEREAS, the Settling Parties have executed two addendums to the Estate-D&O Settlement Stipulation -- the First Addendum dated as of January 1, 2002 and the Second Addendum dated as of April 5, 2002;

     WHEREAS, the period allotted for the satisfaction of all of the conditions specified in s.s.IV.4.1 of the Estate-D&O Settlement Stipulation shall expire on September 1, 2002 and it does not appear that all of the conditions specified in s.s.IV.4.1 of the Estate-D&O Settlement Stipulation shall be met by that date;

     WHEREAS, the Settling Parties must consent in writing to extend the contingency period, which consent may not be unreasonably withheld;

     WHEREAS, the Settling Parties now wish to further amend the Estate-D&O Settlement Stipulation by executing this Third Addendum to the Estate-D&O Settlement Stipulation ("Third Addendum") to further extend the contingency period; and

THIRD ADDENDUM 08-22-02

         WHEREAS, all defined terms not otherwise defined herein shall have the same meanings as set forth in the Estate-D&O Settlement Stipulation as modified by the First Addendum;

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. This Third Addendum is dated as of August 23, 2002.

         2. The Settling Parties agree as follows with respect to the Estate-D&O Settlement Stipulation:

                  A. This Third Addendum shall constitute the third amendment to the Estate-D&O Settlement Stipulation pursuant to ss.IV.8.9 thereof. This Third Addendum is a material and integral part of the Estate-D&O Settlement Stipulation and is fully incorporated therein by this reference.

                  B. Pursuant to ss.IV.4.2 of the Estate-D&O Settlement Stipulation, the period allotted for the satisfaction of all of the conditions specified in ss.IV.4.1 of the Estate-D&O Settlement Stipulation shall be extended until 12:01 a.m. (C.D.T.) on January 1, 2003.

                  C. This Third Addendum along with the First and Second Addendum and those agreements described at ss.IV.8.10 of the Estate-D&O Settlement Stipulation (collectively, the "Agreements") constitute the entire agreement between the parties to the Estate-D&O Settlement Stipulation. Except as otherwise contained in the Agreements, no representations, warranties, or inducements have been made to any party other than the representations, warranties, and covenants contained and memorialized in the Agreements.

         3. The terms of this Third Addendum shall be effective immediately.





THIRD ADDENDUM 08-22-02                2

         4. This Third Addendum may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the parties hereto shall exchange among themselves signed counterparts of this Third Addendum.

         5. All counsel and any other Person executing this Third Addendum represent and warrant that they have the full authority to take appropriate action required or permitted to be taken hereunder to effectuate its terms (including, without limitation, execution of this Third Addendum).

         6. The parties hereto agree that they shall take such additional actions and/or execute such additional documents, statements, releases, instruments or assurances as may be reasonably necessary to effectuate the terms of this Third Addendum provided that such additional actions, documents, statements, releases, instruments or assurances are generally consistent with the material terms and conditions set forth herein.





THIRD ADDENDUM 08-22-02                3

         IN WITNESS WHEREOF, the parties hereto have caused this Third Addendum to be executed by their duly authorized attorneys.

COUNSEL FOR LEAD PLAINTIFFS              COUNSEL FOR THE ESTATE
AND THE CLASS                            REPRESENTATIVE

DAVID B. KAHN & ASSOCIATES, LTD.         ROBERT F. COLEMAN & ASSOCIATES

By: /s/ Mark E. King                     By:
    ---------------------------              ---------------------------
        Mark E. King                            Robert F. Coleman

David B. Kahn
Mark E. King                             Robert F. Coleman
Elissa C. Chase                          Steven R. Jakubowski
One Northfield Plaza, Suite 100          Sean B. Crotty
Northfield, Illinois 60093               Cassandra A. Crotty
Telephone (847) 501-5083                 77 West Wacker Drive, Suite 4800
Facsimile (847) 501-5086                 Chicago, Illinois 60601
                                         Telephone: (312) 444-1000
Class Co-Lead Counsel                    Facsimile: (312) 444-1028

                                         Counsel for the Estate Parties

MILBERG WEISS BERSHAD HYNES &
LERACH LLP

By: /s/ Keith F. Park
    ---------------------------
        Keith F. Park

William S. Lerach
Helen J. Hodges
Keith F. Park
401 B Street, Suite 1700
San Diego, California 92101-4297
Telephone: (619) 231-1058
Facsimile: (619) 231-7423

Class Co-Lead Counsel

THIRD ADDENDUM 08-22-02                4

         IN WITNESS WHEREOF, the parties hereto have caused this Third Addendum to be executed by their duly authorized attorneys.

COUNSEL FOR LEAD PLAINTIFFS              COUNSEL FOR THE ESTATE
AND THE CLASS                            REPRESENTATIVE

DAVID B. KAHN & ASSOCIATES, LTD.         ROBERT F. COLEMAN & ASSOCIATES

By:                                      By: /s/ Robert F. Coleman
    ---------------------------              ---------------------------
        Mark E. King                             Robert F. Coleman

David B. Kahn
Mark E. King                             Robert F. Coleman
Elissa C. Chase                          Steven R. Jakubowski
One Northfield Plaza, Suite 100          Sean B. Crotty
Northfield, Illinois 60093               Cassandra A. Crotty
Telephone (847) 501-5083                 77 West Wacker Drive, Suite 4800
Facsimile (847) 501-5086                 Chicago, Illinois 60601
                                         Telephone: (312) 444-1000
Class Co-Lead Counsel                    Facsimile: (312) 444-1028

                                         Counsel for the Estate Parties

MILBERG WEISS BERSHAD HYNES &
LERACH LLP

By:
    ---------------------------
        Keith F. Park

William S. Lerach
Helen J. Hodges
Keith F. Park
401 B Street, Suite 1700
San Diego, California 92101-4297
Telephone: (619) 231-1058
Facsimile: (619) 231-7423

Class Co-Lead Counsel

THIRD ADDENDUM 08-22-02                4

COUNSEL FOR THE GRAHAM
DEFENDANTS

MCDERMOTT WILL & EMERY                      LAW OFFICE OF JONAH ORLOFSKY

By: /s/ Steven P. Handler                   By:
    ---------------------                       --------------------
    Steven P. Handler                           Jonah Orlofsky

Steven P. Handler                           LAW OFFICE OF JONAH ORLOFSKY
Steven H. Hoeft                             122 South Michigan Avenue
David S. Rosenbloom                         Suite 1850
MCDERMOTT, WILL & EMERY                     Chicago, Illinois 60603
227 West Monroe Street                      Tel: (312) 566-0455
Chicago, Illinois 60606                     Fax: (312) 427-1850
Tel: (312) 372-2000
Fax: (312) 984-7700                         Counsel for Certain of the Taylor
                                            Defendants in the Alstrin Litigation
Counsel for the Taylor Defendants
                                            WILDMAN HARROLD ALLEN & DIXON
JENNER & BLOCK
                                            By:
By:                                             --------------------
    ---------------------                       Thomas I. Matyas
    David J. Branford
                                            Thomas I. Matyas
David J. Branford                           Richard M. Hoffman
JENNER & BLOCK                              WILDMAN HARROLD ALLEN & DIXON
One IBM Plaza, 47th Floor                   225 West Wacker Drive
Chicago, Illinois 60611                     Suite 3000
Tel: (312) 222-9350                         Chicago, Illinois 60606
Fax: (312) 527-0484                         Tel: (312) 201-2000
                                            Fax: (312) 201-2555
Counsel for Melvin E. Pearl and the
Voluntarily Dismissed Defendants            Counsel for the Cole Family in the
                                            Graham Litigation and the Bankruptcy
                                            Cases

THIRD ADDENDUM 08-22-02                5

COUNSEL FOR THE GRAHAM
DEFENDANTS

MCDERMOTT WILL & EMERY                      LAW OFFICE OF JONAH ORLOFSKY

By:                                         By: /s/ Jonah Orlofsky
    --------------------                        --------------------
    Steven P. Handler                           Jonah Orlofsky

Steven P. Handler                           LAW OFFICE OF JONAH ORLOFSKY
Steven H. Hoeft                             122 South Michigan Avenue
David S. Rosenbloom                         Suite 1850
MCDERMOTT, WILL & EMERY                     Chicago, Illinois 60603
227 West Monroe Street                      Tel: (312) 566-0455
Chicago, Illinois 60606                     Fax: (312) 427-1850
Tel: (312) 372-2000
Fax: (312) 984-7700                         Counsel for Certain of the Taylor
                                            Defendants in the Alstrin Litigation
Counsel for the Taylor Defendants
                                            WILDMAN HARROLD ALLEN & DIXON
JENNER & BLOCK
                                            By:
By:                                             --------------------
    --------------------                        Thomas I. Matyas
    David J. Branford
                                            Thomas I. Matyas
David J. Branford                           Richard M. Hoffman
JENNER & BLOCK                              WILDMAN HARROLD ALLEN & DIXON
One IBM Plaza, 47th Floor                   225 West Wacker Drive
Chicago, Illinois 60611                     Suite 3000
Tel: (312) 222-9350                         Chicago, Illinois 60606
Fax: (312) 527-0484                         Tel: (312) 201-2000
                                            Fax: (312) 201-2555
Counsel for Melvin E. Pearl and the
Voluntarily Dismissed Defendants            Counsel for the Cole Family in the
                                            Graham Litigation and the Bankruptcy
                                            Cases

THIRD ADDENDUM 08-22-02                5

COUNSEL FOR THE GRAHAM
DEFENDANTS

MCDERMOTT WILL & EMERY                      LAW OFFICE OF JONAH ORLOFSKY

By:                                         By:
    ---------------------                       --------------------
    Steven P. Handler                           Jonah Orlofsky

Steven P. Handler                           LAW OFFICE OF JONAH ORLOFSKY
Steven H. Hoeft                             122 South Michigan Avenue
David S. Rosenbloom                         Suite 1850
MCDERMOTT, WILL & EMERY                     Chicago, Illinois 60603
227 West Monroe Street                      Tel: (312) 566-0455
Chicago, Illinois 60606                     Fax: (312) 427-1850
Tel: (312) 372-2000
Fax: (312) 984-7700                         Counsel for Certain of the Taylor
                                            Defendants in the Alstrin Litigation
Counsel for the Taylor Defendants
                                            WILDMAN HARROLD ALLEN & DIXON
JENNER & BLOCK
                                            By:
By: /s/ David J. Branford                        -------------------
    ---------------------                        Thomas I. Matyas
    David J. Branford
                                            Thomas I. Matyas
David J. Branford                           Richard M. Hoffman
JENNER & BLOCK                              WILDMAN HARROLD ALLEN & DIXON
One IBM Plaza, 47th Floor                   225 West Wacker Drive
Chicago, Illinois 60611                     Suite 3000
Tel: (312) 222-9350                         Chicago, Illinois 60606
Fax: (312) 527-0484                         Tel: (312) 201-2000
                                            Fax: (312) 201-2555
Counsel for Melvin E. Pearl and the
Voluntarily Dismissed Defendants            Counsel for the Cole Family in the
                                            Graham Litigation and the Bankruptcy
                                            Cases

THIRD ADDENDUM 08-22-02                5

COUNSEL FOR THE GRAHAM
DEFENDANTS

MCDERMOTT WILL & EMERY                      LAW OFFICE OF JONAH ORLOFSKY

By:                                         By:
    ---------------------                       --------------------
    Steven P. Handler                           Jonah Orlofsky

Steven P. Handler                           LAW OFFICE OF JONAH ORLOFSKY
Steven H. Hoeft                             122 South Michigan Avenue
David S. Rosenbloom                         Suite 1850
MCDERMOTT, WILL & EMERY                     Chicago, Illinois 60603
227 West Monroe Street                      Tel: (312) 566-0455
Chicago, Illinois 60606                     Fax: (312) 427-1850
Tel: (312) 372-2000
Fax: (312) 984-7700                         Counsel for Certain of the Taylor
                                            Defendants in the Alstrin Litigation
Counsel for the Taylor Defendants
                                            WILDMAN HARROLD ALLEN & DIXON
JENNER & BLOCK
                                            By:  /s/ Thomas I. Matyas
By:                                              --------------------
    ---------------------                        Thomas I. Matyas
    David J. Branford
                                            Thomas I. Matyas
David J. Branford                           Richard M. Hoffman
JENNER & BLOCK                              WILDMAN HARROLD ALLEN & DIXON
One IBM Plaza, 47th Floor                   225 West Wacker Drive
Chicago, Illinois 60611                     Suite 3000
Tel: (312) 222-9350                         Chicago, Illinois 60606
Fax: (312) 527-0484                         Tel: (312) 201-2000
                                            Fax: (312) 201-2555
Counsel for Melvin E. Pearl and the
Voluntarily Dismissed Defendants            Counsel for the Cole Family in the
                                            Graham Litigation and the Bankruptcy
                                            Cases

THIRD ADDENDUM 08-22-02                5

ANDREWS & KURTH, LLP.

By:  /s/ Dean W. Ferguson
    -------------------------
     Dean W. Ferguson

Dean W. Ferguson
ANDREWS & KURTH, LLP.
1717 Main Street
Dallas, Texas 75201
Tel: (214) 659-4400
Fax: (214) 659-4401

Counsel for the Cole Family in the Delaware
Chancery Action and the Alstrin Litigation


BELL, BOYD & LLOYD

By:
    -------------------------
   Stephen J. O'Neil

Stephen J. O'Neil
John W. Rotunno
BELL, BOYD & LLOYD
70 West Madison Street
Suite 3300
Chicago, Illinois 60602
Tel: (312) 372-1121
Fax: (312) 372-2098

Counsel for Solway F. Firestone, Dean L.
Griffith, Ross J. Mangano, and William S.
Race


ROSS & HARDIES

By:
    -------------------------
   Steven R. Smith

Steven R. Smith
ROSS & HARDIES
150 North Michigan Avenue, Suite 2500
Chicago, Illinois 60601
Tel: (312) 558-1000
Fax: (312) 750-8600


Counsel for Howard B. Silverman
D'ANCONA & PFLAUM LLC

By:
    -------------------------
   George W. Spellmire, Jr.

George W. Spellmire, Jr.
John Everhardus
D'ANCONA & PFLAUM LLC
111 East Wacker Drive, Suite 2800
Chicago, Illinois 60601
Tel: (312) 602-2000
Fax: (312) 602-3041

Counsel for James D. Dolph





                                       6
THIRD ADDENDUM 08-22-02

ANDREWS & KURTH, LLP.

By:
    -------------------------
     Dean W. Ferguson

Dean W. Ferguson
ANDREWS & KURTH, LLP.
1717 Main Street
Dallas, Texas 75201
Tel: (214) 659-4400
Fax: (214) 659-4401

Counsel for the Cole Family in the Delaware
Chancery Action and the Alstrin Litigation


BELL, BOYD & LLOYD

By:
    -------------------------
   Stephen J. O'Neil

Stephen J. O'Neil
John W. Rotunno
BELL, BOYD & LLOYD
70 West Madison Street
Suite 3300
Chicago, Illinois 60602
Tel: (312) 372-1121
Fax: (312) 372-2098

Counsel for Solway F. Firestone, Dean L.
Griffith, Ross J. Mangano, and William S.
Race


ROSS & HARDIES

By: /s/ Steven R. Smith
    -------------------------
   Steven R. Smith

Steven R. Smith
ROSS & HARDIES
150 North Michigan Avenue, Suite 2500
Chicago, Illinois 60601
Tel: (312) 558-1000
Fax: (312) 750-8600


Counsel for Howard B. Silverman
D'ANCONA & PFLAUM LLC

By:
    -------------------------
   George W. Spellmire, Jr.

George W. Spellmire, Jr.
John Everhardus
D'ANCONA & PFLAUM LLC
111 East Wacker Drive, Suite 2800
Chicago, Illinois 60601
Tel: (312) 602-2000
Fax: (312) 602-3041

Counsel for James D. Dolph





                                       6
THIRD ADDENDUM 08-22-02

ANDREWS & KURTH, LLP.

By:
    -------------------------
     Dean W. Ferguson

Dean W. Ferguson
ANDREWS & KURTH, LLP.
1717 Main Street
Dallas, Texas 75201
Tel: (214) 659-4400
Fax: (214) 659-4401

Counsel for the Cole Family in the Delaware
Chancery Action and the Alstrin Litigation


BELL, BOYD & LLOYD

By: /s/ Stephen J. O'Neil
    -------------------------
   Stephen J. O'Neil

Stephen J. O'Neil
John W. Rotunno
BELL, BOYD & LLOYD
70 West Madison Street
Suite 3300
Chicago, Illinois 60602
Tel: (312) 372-1121
Fax: (312) 372-2098

Counsel for Solway F. Firestone, Dean L.
Griffith, Ross J. Mangano, and William S.
Race


ROSS & HARDIES

By:
    -------------------------
   Steven R. Smith

Steven R. Smith
ROSS & HARDIES
150 North Michigan Avenue, Suite 2500
Chicago, Illinois 60601
Tel: (312) 558-1000
Fax: (312) 750-8600


Counsel for Howard B. Silverman
D'ANCONA & PFLAUM LLC

By:
    -------------------------
   George W. Spellmire, Jr.

George W. Spellmire, Jr.
John Everhardus
D'ANCONA & PFLAUM LLC
111 East Wacker Drive, Suite 2800
Chicago, Illinois 60601
Tel: (312) 602-2000
Fax: (312) 602-3041

Counsel for James D. Dolph





                                       6
THIRD ADDENDUM 08-22-02

ANDREWS & KURTH, LLP.

By:
    -------------------------
     Dean W. Ferguson

Dean W. Ferguson
ANDREWS & KURTH, LLP.
1717 Main Street
Dallas, Texas 75201
Tel: (214) 659-4400
Fax: (214) 659-4401

Counsel for the Cole Family in the Delaware
Chancery Action and the Alstrin Litigation


BELL, BOYD & LLOYD

By:
    -------------------------
   Stephen J. O'Neil

Stephen J. O'Neil
John W. Rotunno
BELL, BOYD & LLOYD
70 West Madison Street
Suite 3300
Chicago, Illinois 60602
Tel: (312) 372-1121
Fax: (312) 372-2098

Counsel for Solway F. Firestone, Dean L.
Griffith, Ross J. Mangano, and William S.
Race


ROSS & HARDIES

By:
    -------------------------
   Steven R. Smith

Steven R. Smith
ROSS & HARDIES
150 North Michigan Avenue, Suite 2500
Chicago, Illinois 60601
Tel: (312) 558-1000
Fax: (312) 750-8600


Counsel for Howard B. Silverman
D'ANCONA & PFLAUM LLC

By: George W. Spellmire, Jr.
    -------------------------
   George W. Spellmire, Jr.

George W. Spellmire, Jr.
John Everhardus
D'ANCONA & PFLAUM LLC
111 East Wacker Drive, Suite 2800
Chicago, Illinois 60601
Tel: (312) 602-2000
Fax: (312) 602-3041

Counsel for James D. Dolph





                                       6
THIRD ADDENDUM 08-22-02

MECKLER BULGER & TILSON


By: /s/ James H. Kallianis, Jr.
   -----------------------------
        James H. Kallianis, Jr.

Bruce R. Meckler
James H. Kallianis, Jr.
Christopher E. Kantra
MECKLER BULGER & TILSON
233 South Wacker Drive
8200 Sears Tower
Chicago, Illinois 60606
Tel: (312) 474-7931
Fax: (312) 474-7898

Counsel for Thomas Barlow

















                                       7